Exhibit 21.1

Subsidiary	Jurisdiction
AA Charter Brokerage LLC	Delaware
AAC Subsidiary, LLC	Delaware
ACM Property Services, LLC	Delaware
Ascend Development HWD, LLC	California
Atlantic Aviation Albuquerque, Inc.	New Mexico
Atlantic Aviation Corporation	Delaware
Atlantic Aviation FBO Holdings LLC	Delaware
Atlantic Aviation FBO, Inc.	Delaware
Atlantic Aviation Flight Support, Inc.	Delaware
Atlantic Aviation Holding Corporation	Delaware
Atlantic Aviation Investors, Inc.	California
Atlantic Aviation of Santa Monica, L.P.	California
Atlantic Aviation Oklahoma City, Inc.	Delaware
Atlantic Aviation Oregon FBO, Inc.	Oregon
Atlantic Aviation Oregon General Aviation Services, Inc.	Oregon
Atlantic Aviation Philadelphia, Inc.	Delaware
Atlantic Aviation Stewart LLC	Delaware
Atlantic Aviation-Boca Raton LLC	Delaware
Atlantic Aviation-Florida Inc.	Delaware
Atlantic Aviation-Kansas City LLC	Missouri
Atlantic Aviation-Montrose, LLC	Delaware
Atlantic Aviation-Opa Locka LLC	Delaware
Atlantic Aviation-Orlando Executive LLC	Delaware
Atlantic Aviation-Orlando LLC	Delaware
Atlantic Aviation-Oxford LLC	Delaware
Atlantic Aviation-Salt Lake City LLC	Delaware
Atlantic Aviation-St. Augustine LLC	Delaware
Atlantic Aviation-Steamboat-Hayden LLC	Delaware
Atlantic Aviation-Stuart LLC	Delaware
Atlantic Aviation-West Palm Beach LLC	Delaware
Atlantic SMO GP LLC	Delaware
Atlantic SMO Holdings LLC	Delaware
Aviation Contract Services, Inc.	California
Bagfy Holdings LLC	Delaware
BASI Holdings, LLC	Delaware
Bayonne Energy Center Urban Renewal II, LLC	New Jersey
Bayonne Energy Center Urban Renewal, LLC	New Jersey
Bayonne Energy Center, LLC	Delaware
Bayonne Industries, Inc.	New Jersey
Brahms Wind, LLC	Delaware
Brainard Airport Services, Inc.	Connecticut
Bridgeport Airport Services, Inc.	Connecticut
Broadview Energy Prime II Investments, LLC	Delaware
Broadview Energy Prime II, LLC	New Mexico
Broadview Energy Prime Investments, LLC	Delaware
Broadview Energy Prime, LLC	New Mexico
Bryan Solar Equity Holdings, LLC	Delaware
Bryan Solar Project Holdings, LLC	Delaware
Bryan Solar, LLC	Delaware
Burley Butte Wind Park, LLC	Idaho

Subsidiary	Jurisdiction
Camp Reed Wind Park, LLC	Idaho
Charter Oak Aviation, Inc.	Connecticut
COAI Holdings, LLC	Delaware
Corporate Wings-CGF, LLC	Ohio
Corporate Wings-Hopkins, LLC	Ohio
Critchfield Pacific, Inc.	Hawaii
CT MIC Bluff Road Venture, LLC	Delaware
Davis Monthan Project Holdings, LLC	Delaware
DM Petroleum Operations Company	Louisiana
DMAFB Equity Holdings, LLC	Delaware
Eagle Aviation Resources, Ltd.	Nevada
East Jersey Railroad and Terminal Company	New Jersey
Epic Midstream LLC	Delaware
Equuleus Community Solar Gardens, LLC	Minnesota
Equuleus CSG1, LLC	Minnesota
Equuleus CSG2, LLC	Minnesota
Equuleus CSG3, LLC	Minnesota
Equuleus CSG4, LLC	Minnesota
Equuleus CSG5, LLC	Minnesota
Executive Air Support, Inc.	Delaware
Exergy Idaho Holdings, LLC	Idaho
FLI Subsidiary, LLC	Delaware
Flightways of Long Island, Inc.	New York
General Aviation Holdings, LLC	Delaware
General Aviation of New Orleans, L.L.C.	Louisiana
General Aviation, L.L.C.	Louisiana
Gilmerton Energy Center, LLC	Delaware
Golden Valley Wind Park, LLC	Idaho
GWE Solar-Storage HI 1, LLC	Delaware
Hawaii Clean Energy, LLC	Delaware
HGC Holdings LLC	Delaware
HGC Investment Corporation	Delaware
High Horizons, Inc.	Delaware
Idaho Wind Partners 1, LLC	Delaware
ILG Avcenter, Inc.	Delaware
IMTT Holdings LLC	Delaware
IMTT-Bayonne LLC	Delaware
IMTT-BC LLC	Delaware
IMTT-BX LLC	Delaware
IMTT-Finco, LLC	Delaware
IMTT-Geismar	Delaware
IMTT-Gretna LLC	Delaware
IMTT-Illinois LLC	Delaware
IMTT-NTL, LTD	Canada
IMTT-Petroleum Management LLC	Delaware
IMTT-Pipeline LLC	Delaware
IMTT-Quebec Inc.	Quebec
IMTT-Richmond-CA	Delaware
IMTT-Virginia LLC	Delaware
International Environmental Services LLC	Louisiana
International-Matex Tank Terminals LLC	Delaware
IP Aragorn, LLC	Delaware

Subsidiary	Jurisdiction
IP Aramis, LLC	Delaware
IP Athos, LLC	Delaware
IP Delta Ranch, LLC	Delaware
IP Land Holdings, LLC	Delaware
IP Malbec, LLC	Delaware
IP Portfolio I, LLC	Delaware
IP Porthos, LLC	Delaware
IP Renewable Energy Holdings LLC	Delaware
IP Titan, LLC	Delaware
ITT Holdings LLC	Delaware
ITT-Geismar Storage LLC	Louisiana
ITT-Geismar, LLC	Louisiana
ITT-NTL, Inc.	Louisiana
ITT-Richmond-CA LLC	California
ITT-Richmond-CA Storage LLC	California
ITT-USA, Inc.	Louisiana
Jet Center Property Services, LLC	Delaware
JetSouth LLC	Alabama
Keystone Aviation Services, LLC	Delaware
Macquarie Airports North America Inc.	Delaware
Macquarie Aviation North America 2 Inc.	Delaware
Macquarie Aviation North America Inc.	Delaware
Macquarie District Energy Holdings II LLC	Delaware
Macquarie District Energy Holdings III LLC	Delaware
Macquarie HGC Investment LLC	Hawaii
Macquarie Terminal Holdings LLC	Delaware
Matex New Jersey Power, LLC	Delaware
MCT Holdings LLC	Delaware
Mercury Air Center-Addison, Inc.	Texas
Mercury Air Center-Bakersfield, Inc.	California
Mercury Air Center-Birmingham, LLC	Alabama
Mercury Air Center-Burbank, Inc.	California
Mercury Air Center-Charleston, LLC	South Carolina
Mercury Air Center-Corpus Christi, Inc.	Texas
Mercury Air Center-Fresno, Inc.	California
Mercury Air Center-Ft. Wayne, LLC	Indiana
Mercury Air Center-Hartsfield, LLC	Georgia
Mercury Air Center-Hopkins, LLC	Ohio
Mercury Air Center-Jackson, LLC	Mississippi
Mercury Air Center-Johns Island, LLC	South Carolina
Mercury Air Center-Los Angeles, Inc.	California
Mercury Air Center-Nashville, LLC	Delaware
Mercury Air Center-Newport News, LLC	Virginia
Mercury Air Center-Ontario, Inc.	California
Mercury Air Center-Peachtree-DeKalb, LLC	Georgia
Mercury Air Center-Reno, LLC	Nevada
Mercury Air Centers, Inc.	Delaware
Mercury Air Center-Santa Barbara, Inc.	California
Mercury Air Center-Tulsa, LLC	Oklahoma
MIC 650 Oakdale, LLC	Delaware
MIC Airports, LLC	Delaware
MIC Bayonne Holdings, LLC	Delaware

Subsidiary	Jurisdiction
MIC Bluff Road Holdings, LLC	Delaware
MIC Global Services, LLC	Delaware
MIC Hawaii Holdings, LLC	Hawaii
MIC Logistics Holdings, LLC	Delaware
MIC Oakdale Holdings, LLC	Delaware
MIC Ohana Corporation	Delaware
MIC Renewable Energy Holdings, LLC	Delaware
Milner Dam Wind Park, LLC	Idaho
MKC Aviation Fuel, LLC	Missouri
MREH Idaho Wind A, LLC	Delaware
Nagfy Holdings LLC	Delaware
Newfoundland Transshipment Limited	Quebec
Newport FBO Two LLC	Delaware
Oil Mop, L.L.C.	Louisiana
Oregon Trail Wind Park, LLC	Idaho
OTWC HI2 LLC	Delaware
Palm Springs FBO Two LLC	Delaware
Palomar Airport Center LLC	California
Palomar Airport Fuel LLC	California
Payne's Ferry Wind Park, LLC	Idaho
Picture Rocks Project Holdings, LLC	Delaware
Picture Rocks Solar, LLC	Delaware
Pilgrim Stage Station Wind Park, LLC	Idaho
ProAir Aviation Maintenance, LLC	Delaware
Ragfy Holdings LLC	Delaware
Ramona Equity Holdings, LLC	Delaware
Rancho Mesa Partners LLC	Delaware
Rifle Air, LLC	Colorado
Rifle Jet Center Maintenance, LLC	Colorado
Rifle Jet Center, LLC	Colorado
Salmon Falls Wind Park, LLC	Idaho
SB Aviation Group, Inc.	New Mexico
SBN, Inc.	Indiana
SEH Bryan Solar Holdings, LLC	Delaware
SEH DMAFB Holdings, LLC	Delaware
SEH Imperial Valley Holdings, LLC	Delaware
SEH Picture Rocks Holdings, LLC	Delaware
SEH Ramona Holdings, LLC	Delaware
SEH Valley Center Holdings, LLC	Delaware
SEH Waihonu Holdings, LLC	Hawaii
Sierra Aviation, Inc.	Delaware
SJJC Airline Services, LLC	Delaware
SJJC Aviation Services, LLC	Delaware
SJJC FBO Services, LLC	Delaware
Sol Orchard San Diego 20 LLC	Delaware
Sol Orchard San Diego 21 LLC	Delaware
Sol Orchard San Diego 22 LLC	Delaware
Sol Orchard San Diego 23 LLC	Delaware
St. Rose Nursery, LLC	Louisiana
Sun Valley Aviation, Inc.	Idaho
SunE DM, LLC	Delaware
SW Cogen Project, LLC	Hawaii

Subsidiary	Jurisdiction
The Gas Company, LLC	Hawaii
Thousand Springs Wind Park, LLC	Idaho
Trajen FBO, LLC	Delaware
Trajen Flight Support, LP	Delaware
Trajen Funding, Inc.	Delaware
Trajen Holdings, Inc.	Delaware
Trajen Limited, LLC	Delaware
Tuana Gulch Wind Park, LLC	Idaho
Tucson Equity Holdings, LLC	Delaware
Utah Red Hills HoldCo, LLC	Delaware
Utah Red Hills Renewable Park, LLC	Delaware
Utah Red Hills RP HS1, LLC	Delaware
Valley Center Equity Holdings, LLC	Delaware
Waihonu Equity Holdings, LLC	Hawaii
Waihonu North, LLC	Hawaii
Waihonu South, LLC	Hawaii
Waukesha Flying Services, Inc.	Wisconsin
WEH Brahms Holdings LLC	Delaware
WEH Magic Valley Holdings, LLC	Delaware
Yahoo Creek Wind Park, LLC	Idaho
Zone J Tolling Co., LLC	Delaware